SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       DECEMBER 31, 1997


                             AVIATION SALES COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                                1-11775               65-0665658
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                     FILE NUMBER)        IDENTIFICATION NO.)


         6905 NW 25TH STREET, MIAMI, FL                              33122
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (305) 592-4055


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1997, Aviation Sales Company, Inc., a Delaware corporation (the "Company") purchased, through a wholly-owned subsidiary, substantially all of the assets and liabilities of Apex Manufacturing, Inc., an Arizona Corporation ("Apex") pursuant to a stock for asset purchase agreement (the "Agreement"). Apex, located in Phoenix, Arizona, manufactures precision aerospace parts and specializes in the machining of metal parts, including precision shafts, fuel shrouds, housings and couplings for aerospace acuting systems, fuel controls and engines.

         In connection with the consummation of the Agreement, which was accounted for under the pooling of interest business combination method of accounting, the Company issued 238,572 unregistered shares of its Common Stock in exchange for all of the assets, properties and business of Apex. The Company agreed to file after the Agreement a registration statement covering the Company common stock issued in connection with the Agreement. The transaction is valued at approximately $8.35 million dollars. In addition, the Company agreed to assume substantially all of the liabilities of Apex including approximately $2,000,000 in indebtedness. The aggregate purchase price was determined in arms-length negotiations between the Company and shareholders of Apex.

         In addition, Mr. James John Berens, Jr. signed a three-year employment agreement and R.W. Reitz entered into a one-year employment agreement to serve as Vice President and General Manager, and Vice President, respectively, of the Company's subsidiary that acquired the assets and liabilities of Apex.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b PRO FORMA FINANCIAL INFORMATION.

                  Not applicable since Apex is not considered to be a "significant subsidiary" of the Company as that term is defined in Section 210.1-02(w) of Regulation S-X.

         (c) Exhibits.






                                        2
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     EXHIBIT NO.                       DESCRIPTION

         2.1 Stock for Asset Purchase Agreement by and between Aviation Sales Company, AVS/AMI Merger Corp., Apex Manufacturing, Inc., and the shareholders of Apex Manufacturing, dated as of December 31, 1997.

        99.1 Press Release dated January 6, 1998 announcing the consummation of the Agreement.
























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 13, 1998                       AVIATION SALES COMPANY

                                       By: /s/ JOSEPH E. CIVILETTO
                                          -------------------------------------
                                          Joseph E. Civiletto
                                          Vice President and
                                           Chief Financial Officer
                                           (Authorized officer)


























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                                 EXHIBIT INDEX



     EXHIBIT
     NUMBER                   DESCRIPTION
     --------                 -----------


         2.1 Stock for Asset Purchase Agreement by and between Aviation Sales Company, AVS/AMI Merger Corp., Apex Manufacturing, Inc., and the shareholders of Apex Manufacturing, dated as of December 31, 1997.

        99.1 Press Release dated January 6, 1998 announcing the consummation of the Agreement.